Filed pursuant to Rule 497(a)
Registration No. 333-273253
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Barings BDC, Inc. (BBDC)
Expected Ratings*	Moody's: Baa3 (Stable)
Fitch: BBB- (Stable)
Format	SEC Registered
Ranking	Senior Unsecured
Size	$300 Million
Tenor	5-Year
Settlement	T+3 (February 12, 2024)
Coupon Type	Fixed
Maturity Date	February 15, 2029
IPTs	T+350 bps Area
Change of Control	Yes, 100%
Active Book Runner(s)	WFS (B&D), BMO, FITB, SMBC
Use of Proceeds	To repay indebtedness under the February 2019 Credit Facility
Option Redemption	Make Whole Call
1-Month Par Call
CUSIP	06759LAD5
ISIN	US06759LAD55
Denominations	2,000 x 1,000
Timing	Today's Business
Sales into Canada	Yes - via Exemption

----Disclaimers----

 *A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each of the security ratings above should be evaluated independently of any other security rating.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Barings BDC, Inc. before investing. The preliminary prospectus supplement, dated February 7, 2023,  together with an accompanying prospectus, has been filed with the Securities and Exchange Commission (the “SEC”) and contains this and other information about Barings BDC, Inc. and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus and in this announcement is not complete and may be changed. This announcement is not an offer to sell any securities of Barings BDC, Inc. and is not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Before you invest, you should read the preliminary prospectus supplement, together with the accompanying prospectus, and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov.

Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from Wells Fargo Securities, LLC at 1-800-645- 3751; BMO Capital Markets Corp., at 1-866-864-7760; Fifth Third Securities, Inc. at 1-866-531-5353, or SMBC Nikko Securities America, Inc. at 1-888-868-6856.

Any legends, disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded (other than any statement relating to the identity of the legal entity authorizing or sending this communication in a non-US jurisdiction). Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.